UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Probabilities VIT Fund

Annual Report

December 31, 2013

1-855-227-7204

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Probabilities VIT Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities VIT Fund Annual Report. The Fund began operations on April 29, 2013. For the fiscal year ended December 31 2013, Probabilities VIT Fund’s (the “Fund”) total return was 4.40%, compared with 17.72% for the S&P 500 Index*, with a correlation of 0.58%.

During the period under review, the Fund benefited from its leveraged and long exposure to U.S. stocks, particularly in the fourth quarter. However, it underperformed the benchmark mainly due to its risk-off (cash) position during the summer months, historically a bearish period and therefore a risk-averse time for the strategy.

During the summer months, U.S. equity markets unexpectedly rallied. In June, the Fund benefited from its defensive position and posted a gain of 0.6% in the month versus -1.34% for the benchmark S&P 500. The S&P 500 was up 5% in July as fear of a tapering of the Federal Reserve’s (the Fed’s”) monthly bond buying operations receded and the outlook for corporate profits improved. This was the biggest month of underperformance this year; the Fund was up only 0.6% due to its defensive positioning in a traditionally bearish month. In August the Fund’s strategic trades led it to participate in the decline in equities caused by fears of potential U.S. military involvement in the Syrian crisis. In September the S&P 500 gained 3% despite the looming budget crisis and potential government shutdown, as the fed surprised the markets by announced any tapering would not begin until the economy showed signs of sustainable growth.

The fourth quarter was a better period for the Fund’s performance. The Fund maintained a bullish position and was leveraged at times, enabling it to participate in the quarter’s stock market rally, stemming from positive earnings surprises and improving economic data (4.1% GDP growth in the third quarter and another decline in the unemployment rate). For the quarter, the Fund was up 6.75% as the S&P 500 gained 10.52%.

Looking ahead, we expect the market to be volatile in 2014 with potentially more downside swings than 2013. Fundamentally, we believe stocks are fairly valued at 15x forward earnings for the S&P 500, and any earnings disappointments or evidence of economic slowdown could pressure stocks. In addition, we are coming off of a spectacular year of 30%+ gains in equities. A pause in the trajectory of stocks is anticipated, and a correction is not unexpected. Historically, mid-term election cycle years tend to be rocky. According to S&P Capital IQ, mid-term election years since World War II have seen the greatest number of declines of 5% or more and the worst annual performance. In this environment, we expect opportunities to add value by reducing exposure at times we believe downside risk is excessive.

With Janet Yellen at the helm, we believe the Fed will continue to be accommodative until economic growth is well entrenched. Yellen’s public comments place her squarely in former Fed Chair Mr. Bernanke’s camp in terms of philosophy and likely policy decisions, and we therefore expect a dovish Fed to maintain low interest rates to promote growth, while at the same time adopting a realistic strategy of tapering as warranted.

Thank you for being a Probabilities VIT Fund shareholder.

Sincerely,

Joseph B. Childrey

Founder & CIO

Probabilities Fund Management, LLC

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Probabilities VIT Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

0613-NLD-2/11/2014

1665 Union Street	Suite A	San Diego	California 92101	(800) 519-0438	www.probabilitiesfund.com
1

Probabilities VIT Fund

PORTFOLIO REVIEW

Since Inception through December 31, 2013

Non-Annualized Total Returns as of December 31, 2013

Since Inception*
Probabilities VIT Fund – Class 1	4.40%
Probabilities VIT Fund – Class 2	4.30%
S&P 500 Total Return Index**	17.72%

*	The Fund commenced operations on April 29, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. For performance information current to the most recent month-end, please call 1-855-227-7204.

Portfolio Composition as of December 31, 2013 (Unaudited)

Holdings by Type of Investment	Percent of Net Assets
Equity Funds	75.26%
Other Assets in Excess of Liabilities	24.74%
Net Assets	100.00%

2

Probabilities VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares			Value

		EXCHANGE TRADED FUNDS - 75.26%
		EQUITY FUNDS - 75.26%
	95,600	Direxion Daily Mid Cap Bull 3X Shares	$7,641,308
	120,400	Direxion Daily S&P 500 Bull 3X *	7,681,520
	69,000	ProShares UltraPro Dow30	7,787,340
	79,600	ProShares UltraPro S&P 500	7,667,868
	13,500	SPDR S&P 500 ETF Trust	2,493,045
	14,600	Vanguard S&P 500 ETF	2,469,590
	26,100	Vanguard Total Stock Market ETF	2,503,512
		TOTAL EXCHANGE TRADED FUNDS	38,244,183
		(Cost - $36,024,387)

		TOTAL INVESTMENTS - 75.26% (Cost - $36,024,387) (a)	$38,244,183
		OTHER ASSETS IN EXCESS OF LIABILITIES - 24.74%	12,574,171
		NET ASSETS - 100.00%	$50,818,354

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $36,025,089 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$2,219,094
		Unrealized depreciation	—
		Net unrealized appreciation	$2,219,094

See accompanying notes to financial statements which are an integral part of these financial statements.

3

Probabilities VIT Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities:
At cost	$36,024,387
At value	38,244,183
Cash	12,996,795
Dividends and interest receivable	11,763
Prepaid expenses and other assets	895
TOTAL ASSETS	51,253,636

LIABILITIES
Redemptions payable	328,181
Distribution (12b-1) fees payable	16,591
Investment advisory fees payable	57,635
Fees payable to other affiliates	8,119
Accrued expenses and other liabilities	24,756
TOTAL LIABILITIES	435,282
NET ASSETS	$50,818,354

Net Assets Consist Of:
Paid in capital	$48,599,260
Accumulated net realized loss from security transactions	(702)
Net unrealized appreciation of securities	2,219,796
NET ASSETS	$50,818,354

Class 1 Shares:
Net Assets	$37,591,688
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,600,240
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.44

Class 2 Shares:
Net Assets	$13,226,666
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,267,871
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.43

See accompanying notes to financial statements which are an integral part of these financial statements.

4

Probabilities VIT Fund

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends (Less $0 Foreign tax withholding)	$50,732
Interest	269
TOTAL INVESTMENT INCOME	51,001

EXPENSES
Investment advisory fees	345,722
Distribution (12b-1) fees- Class 1	67,087
Distribution (12b-1) fees- Class 2	32,207
Transfer agent fees	25,110
Administrative services fees	22,075
Legal fees	17,931
Accounting services fees	17,872
Audit fees	15,541
Printing and postage expenses	13,916
Compliance officer fees	12,115
Miscellaneous expenses	2,718
Trustees’ fees and expenses	2,712
Custodian fees	2,211
Insurance expense	693
TOTAL EXPENSES	577,910

NET INVESTMENT LOSS	(526,909)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	315,600
Net change in unrealized appreciation of investments	2,219,796
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,535,396

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,008,487

*	The Fund commenced operations on April 29, 2013.

See accompanying notes to financial statements which are an integral part of these financial statements.

5

Probabilities VIT Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
December 31, 2013*
FROM OPERATIONS
Net investment income loss	$(526,909)
Net realized gain from investments	315,600
Net change in unrealized appreciation of investments	2,219,796
Net increase in net assets resulting from operations	2,008,487

FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	41,072,974
Payments for shares redeemed	(4,965,469)
Net increase in net assets from shares of beneficial interest	36,107,505
Class 2:
Proceeds from shares sold	15,305,978
Payments for shares redeemed	(2,603,616)
Net increase in net assets from shares of beneficial interest	12,702,362

Net increase in net assets from shares of beneficial interest	48,809,867

TOTAL INCREASE IN NET ASSETS	50,818,354

NET ASSETS
Beginning of Period	—
End of Period	$50,818,354

SHARE ACTIVITY
Class 1
Shares Sold	4,089,222
Shares Redeemed	(488,982)
Net increase in shares of beneficial interest outstanding	3,600,240

Class 2
Shares Sold	1,529,484
Shares Redeemed	(261,613)
Net increase in shares of beneficial interest outstanding	1,267,871

*	The Fund commenced operations on April 29, 2013.

See accompanying notes to financial statements which are an integral part of these financial statements.

6

Probabilities VIT Fund - Class 1

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
December 31, 2013 (1)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (2)	(0.14)
Net realized and unrealized gain on investments	0.58
Total from investment operations	0.44

Net asset value, end of period	$10.44

Total return (3,4)	4.40%

Net assets, end of period (000s)	$37,592

Ratio of expenses to average net assets (5,6)	2.21%
Ratio of net investment loss to average net assets (5,6,7)	(2.01)%

Portfolio Turnover Rate (4)	700%

(1)	Class 1 commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements which are an integral part of these financial statements.

7

 Probabilities VIT Fund - Class 2

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
December 31, 2013 (1)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (2)	(0.14)
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.43

Net asset value, end of period	$10.43

Total return (3,4)	4.30%

Net assets, end of period (000s)	$13,227

Ratio of expenses to average net assets (5,6)	2.36%
Ratio of net investment loss to average net assets (5,6,7)	(2.16)%

Portfolio Turnover Rate (4)	700%

(1)	Class 2 commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements which are an integral part of these financial statements.

8

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS

 December 31, 2013

1.	ORGANIZATION

The Probabilities VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005, under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Classes 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid prices and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Fund may invest in Funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value”

9

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2013

procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace,

10

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2013

the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Funds *	$38,244,183	$—	$—	$38,244,183
Total	$38,244,183	$—	$—	$38,244,183

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

11

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2013

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded Funds (“ETFs”). ETFs are a type of index Fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $315,672,050 and $279,963,262, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Probabilities Fund Management, LLC serves as the Fund’s investment advisor (the “Advisor”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, Fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. For the period from April 29, 2013 through December 31, 2013, the Advisor earned advisory fees of $345,722.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of

12

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2013

any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expense (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund services providers (other than the Advisor)) will not exceed 2.24% and 2.39% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the period April 29, 2013 through December 31, 2013, the Advisor did not waive any fees or reimburse any expenses.

Distributor- The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plans” or “Plan”) for each of Class 1 and Class 2 shares, pursuant to which the Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expense of 0.35% and 0.50% of the Fund’s average daily net assets attributable to Class 1 and Class 2 shares, respectively, which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the period April 29, 2013 through December 31, 2013, pursuant to the Plan, the Fund paid $67,087 and $32,207 for Class 1 and Class 2 shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares. The Distributor is an affiliate of GFS.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of December 31, 2013, Jefferson National Life Insurance Co., held approximately 100% of the voting securities of Class 1. As of December 31, 2013, First Security Benefit Life, held approximately 100% of the voting securities of Class 2.

13

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2013

6.	DISTRIBTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$—	$—	$—	$—	$—	$2,219,094	$2,219,094

The difference between book basis and tax basis unrealized appreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassification for the period April 29, 2013 (Commencement of Operations) through December 31, 2013 as follows:

Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$(210,607)	$526,909	$(316,302)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Probabilities VIT Fund and Board of Trustees of

Northern Lights Variable Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Probabilities VIT Fund (the “Fund”), a series of the Northern Lights Variable Trust as of December 31, 2013,and the related statements of operations and changes in net assets and the financial highlights for the period April 29, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securitiesowned as ofDecember 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position ofthe Probabilities VIT Fund, a series of the Northern Lights Variable Trust, as of December 31, 2013, and the resultsof itsoperations, thechanges initsnet assetsand the financial highlights for the period April 29, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 14, 2014

15

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2006; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen^ Born in 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013)

16

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

17

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-227-7204.

18

Probabilities VIT Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expense Paid During Period* 7/1/13-12/31/13
Actual
Class 1	$1,000.00	$ 1,034.70	2.25%	$ 11.54
Class 2	$1,000.00	$ 1,033.70	2.41%	$ 12.35
Hypothetical (5% return before expenses)
Class 1	$1,000.00	$ 1,013.86	2.25%	$ 11.42
Class 2	$1,000.00	$ 1,013.06	2.41%	$ 12.23

*	Expenses are equal to the average account value over the period beginning July 1, 2013, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended December 31, 2013 (184) divided by the number of days in the fiscal year (365).

19

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	191,076,081	7,609,470
Mark D. Gersten	190,585,659	8,099,891
John V. Palancia	190,435,396	8,250,154
Andrew Rogers	190,731,148	7,954,403
Mark H. Taylor	190,710,362	7,975,188

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

20

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Approval of Advisory Agreement – Probabilities VIT Fund (Adviser-Probabilities Fund Management, LLC) (Unaudited)*

In connection with the regular meeting held on March 27-28, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Probabilities Fund Management, LLC (“Probabilities”) and the Trust, on behalf of the Probabilities VIT Fund (the “Fund”).

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees noted that Probabilities currently manages approximately $40 million in assets, specializing in trend following that utilizes a rules based, and systematic long/short active trading strategy. The Trustees recognized that Probabilities’ strategy of investing in a limited number of exchange traded funds (“ETFs”) could be a challenge as the Fund grows in size, but Probabilities will monitor the liquidity of each ETF and evaluate alternative investments. The Trustees were comforted by Probabilities’ efforts to remedy the SEC exam findings through the hiring of additional staff and qualified legal counsel. They concluded that Probabilities is qualified to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees evaluated the performance of a hedge fund managed by Probabilities, the Probabilities Fund LP, noting that it significantly outperformed the S&P 500 over the 1-year and 5-year periods and since inception. The Trustees acknowledged, however, that the leverage of the hedge fund is on average higher than the maximum leverage that the Fund could utilize, but the performance indicates that Probabilities can perform well using similar selection techniques. After discussion, they concluded that Probabilities has the potential to provide favorable investment returns for the Fund and its future shareholders.

Fees and Expenses. The Trustees evaluated the proposed advisory fee of 1.35% and the estimated net expense ratio, and compared it to the averages of the Fund’s peer group and Morningstar category, as well as the fees charged to separate accounts managed by Probabilities. The Trustees noted that the proposed advisory fee was lower than the fee paid by the hedge fund managed by Probabilities, but was moderately higher than the peer group and Morningstar category averages. The Trustees recognized that the advisory fee collected by Probabilities for the separate accounts were lower at 1.00%, but attributed this to the fact that these accounts are held by friends and family of Probabilities, and managed using a different strategy. After evaluating the materials provided and the responses given by the representatives of Probabilities, the Trustees concluded that the advisory fee was acceptable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Probabilities with respect to the management of the Fund. They discussed the responses of Probabilities as to when breakpoints might be appropriate, noting that Probabilities is willing to consider breakpoints in the future. After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, economies of scale would be revisited after the Fund is launched and its size materially increases.

21

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Profitability. The Trustees considered the anticipated profits to be realized by Probabilities in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund. The Trustees discussed the expense cap and its probable impact on adviser profits. The Trustees noted that Probabilities estimates that during the first fiscal year it may realize moderate profits, but concluded that the anticipated level of profit was reasonable.

Conclusion. Having requested and received such information from Probabilities as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the future shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

22

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-227-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-227-7204.

INVESTMENT ADVISOR

Probabilities Fund Management, LLC

1665 Union Street, Suite A

San Diego, CA 92101

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2013 - $13,000

(b)

Audit-Related Fees

FYE 2013 - None

(c)

Tax Fees

FYE 2013 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

2/20/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

2/20/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

2/20/14